SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 2, 2008

Vertical Computer Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28685	65-0393635
(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 300 Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

(817) 348-8717
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

As more fully explained below, effective as of April 2, 2008, the Board of Directors of the Company concluded that the financial statements for the fiscal year ended December 31, 2006 should no longer be relied upon, because of an error in such financial statements.

Such error was addressed in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, in footnote 3 (entitled “Restatement”) to the financial statements, an excerpt of which follows:

“During the preparation process for our annual report on Form 10-KSB for 2007, we concluded that the Company dividends on our cumulative preferred shares were never officially declared and, as a result, should not have been recorded as a liability in our previous balance sheets. The impact on each balance sheet was approximately $600,000 per year. The schedule below accurately reflects the restated balance sheet as of December 31, 2006.”

	December 31, 2006
	As Previously
	Reported	Adjustments	As Restated

Accrued dividends	3,513,712	(3,513,712)	—

Total liabilities	$18,192,874		$14,679,162

Accumulated deficit	(45,802,957)	3,513,712	(42,289,245)

Total stockholders’ deficit	$(16,911,311)		$(13,397,599)

***

The Company’s Board of Directors has discussed with the Company’s independent accountant the matters disclosed in this Form 8-K filing.

Section 8 - Other Events

Item 8.01 Other Events.

In the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, in Item 8A (entitled “Controls and Procedures”), it was reported that Company management concluded that disclosure controls and procedures as of December 31, 2006 were effective.

In light of the restatement of the Company’s financial statements for the fiscal year ended December 31, 2006, discussed above in Item 4.02 of this Form 8-K filing, the Company’s Chief Executive Officer and Chief Financial Officer have re-evaluated their conclusions regarding the effectiveness of disclosure controls and procedures for the year ended December 31, 2006, and concluded the following:  (i) disclosure controls and procedures as of such date were not effective and (ii) as of such date, the following weakness in the Company’s internal controls existed:  there is a lack of sufficient accounting staff which results in a lack of segregation of duties necessary for a good system of internal control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Computer Systems, Inc. (Registrant)

Date: May 13, 2009	By:	/s/ Richard Wade
Richard Wade
President and Chief Executive Officer